Board of Directors
Lorraine Chang
John W. Hancock
Richard D. Holland
Thomas R. Pansing, Jr.
Delmer L. Toebben
Wallace R. Weitz

Officers
Wallace R. Weitz, President
Mary K. Beerling, Vice-President & Secretary
Linda L. Lawson, Vice-President
Richard F. Lawson, Vice-President

Investment Adviser
Wallace R. Weitz & Company

Distributor
Weitz Securities, Inc.

Custodian
Wells Fargo Bank Minnesota,
National Association

Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company

Sub-Transfer Agent
National Financial Data Services, Inc.

This report has been prepared for the information of the shareholders of Weitz Series Fund, Inc. — Fixed Income Fund and Government Money Market Fund. For more detailed information about the Funds, their investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

11/01/2000

WEITZ SERIES FUND, INC.

Fixed Income Fund

Government Money Market
Fund

SEMI-ANNUAL

REPORT
September 30, 2000

One Pacific Place, Suite 600

1125 South 103 Street
Omaha, Nebraska 68124-6008

402-391-1980

800-232-4161
402-391-2125 FAX

www.weitzfunds.com

(This page has been left blank intentionally.)

WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
Performance Since Inception
Portfolio Manager’s Letter
Schedule of Investments in Securities
Financial Statements
GOVERNMENT MONEY MARKET FUND
Portfolio Manager’s Letter
Schedule of Investments in Securities
Financial Statements
Notes to Financial Statements

Fixed Income Fund

Performance Since Inception	4

Shareholder Letter	5

Schedule of Investments	7

Financial Statements	10

Government Money Market Fund

Shareholder Letter	14

Schedule of Investments	15

Financial Statements	16

Notes to Financial Statements	20

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Performance Since Inception

A long-term perspective on the Fixed Income Fund’s performance is shown below. The table shows how an investment of $10,000 in the Fixed Income Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Fixed Income Fund for the one, five, and ten year periods ended September 30, 2000.

	Value of	Value of	Value of
	Initial	Cumulative	Cumulative	Total	Annual
	$10,000	Capital Gain	Reinvested	Value of	Rate of
Period Ended	Investment	Distributions	Dividends	Shares	Return

Dec. 23, 1988	$10,000	$—	$—	$10,000	—%
Dec. 31, 1988	9,939	—	68	10,007	—
Dec. 31, 1989	10,020	—	900	10,920	9.1
Dec. 31, 1990	10,232	12	1,661	11,905	9.0
Dec. 31, 1991	10,625	13	2,597	13,235	11.4
Dec. 31, 1992	10,557	13	3,396	13,966	5.5
Dec. 31, 1993	10,820	14	4,258	15,092	8.1
Dec. 31, 1994	9,961	13	4,763	14,737	-2.4
Dec. 31, 1995	10,847	14	6,199	17,060	15.8
Dec. 31, 1996	10,637	13	7,158	17,808	4.4
Dec. 31, 1997	10,916	14	8,419	19,349	8.6
Dec. 31, 1998	10,989	14	9,653	20,656	6.8
Dec. 31, 1999	10,432	13	10,400	20,845	0.9
Sept. 30, 2000	10,659	13	11,380	22,052	5.8 †

The Fixed Income Fund’s average annual total return for the one, five and ten year periods ended September 30, 2000, was 6.0%, 6.0% and 6.7%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $13, and the total amount of income distributions reinvested was $11,268. This information represents past performance of the fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Additional information is available from the Weitz Funds at the address listed on the front cover.

†	Return is for the period 1/1/00 through 9/30/00

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
September 30, 2000 – Semi-Annual Report

October 9, 2000

Dear Fellow Shareholder:

        The Fixed Income Fund’s total return for the third quarter of 2000 was +3.1%. Interest income contributed about 1.5% of this gain (after deducting fees and expenses), and (unrealized) appreciation of our bonds accounted for the balance of 1.6%. This brings our year to date return to +5.8%. The table below summarizes total return data for our fund as well as the average intermediate-term; investment grade fixed income fund.

	1 Year	5 Years

Fixed Income Fund	6.0%	6.0%
Average Intermediate Investment Grade Fixed Income Fund*	5.8%	5.6%
*Source: Lipper Analytical Services

        The following table shows a profile of our portfolio as of September 30:

Average Maturity	7.2 years
Average Duration	4.3 years
Average Coupon	7.1%
30-Day SEC Yield at 9-30-00	7.0%
Average Rating	AA

        In my first letter to you as the “sole” manager of our fund, I’m pleased to report on a very good quarter for the Fixed Income Fund. As should be no surprise, this small change in portfolio managers is overshadowed by other “constants”. Namely, our approach to fixed-income investing remains the same. And most importantly, Wally’s influence continues. His insights (among other numerous positive qualities) will continue to be invaluable as we go forward. So, without any further ado, here’s a brief overview of events in the third quarter and a discussion of our portfolio.

Overview

        There was little change in the economic outlook of the Federal Reserve’s posture during the quarter. Prices of high quality bonds were firm, perhaps helped by stock investors seeking refuge from a very volatile stock market. At any rate, bond prices rose as yields declined, and we enjoyed some price appreciation in addition to our interest income.

        While economic data continued to highlight a healthy domestic economy, the Federal Reserve remained on the sideline during the quarter, perhaps willing to allow the full effects of their previous tightenings to be felt in the economy. Some even suspect that the Fed’s next move will be to loosen credit as storm clouds on the economic horizon (rising energy costs, slowing global economies, and a tech slowdown) threaten to cause a recession (particularly if the stock market continues to falter).

        We rarely have strong convictions about the near-term direction of interest rates, the economy, or the bond market, so we do not take extreme positions that depend on accurate predictions. Having said that, we do worry about an environment of declining credit quality (especially as the economy slows) and will remain focused on being adequately compensated for assuming the additional risk.

Portfolio Review

        The composition of our portfolio has not changed materially over the past several quarters. U.S. government agency bonds and mortgage-backed securities accounted for about 57.7% of the portfolio at September 30, and the average interest rate (coupon) and maturity length of our bonds has remained approximately 7% and 7 years, respectively.

        Our strategy remains investing in a relatively short-term, high quality portfolio that captures most of the return available on long-term bonds while avoiding some of the volatility associated with longer-term bonds. This strategy will not insulate us completely from large swings in interest rates, but by investing in high quality, short- to intermediate-term bonds, we feel we can continue to capture most of the “coupon” returns of long-term bonds with lower overall interest rate risk.

        If you have any questions about our investments or strategy, please feel free to call.

Best regards, Thomas D. Carney Portfolio Manager

WEITZ SERIES FUND, INC. — FIXED INCOME FUND

Schedule of Investments in Securities
September 30, 2000
(Unaudited)

	Face
Rating	amount		Cost	Value

		CORPORATE BONDS — 31.2%
	$750,000	Superior Financial Corp. Sr. Notes 8.65% 4/01/03	$750,000	$736,117
A+	48,000	Homeside, Inc. 11.25% 5/15/03	48,000	51,840
Ba2	1,100,000	USA Networks, Inc. 7.0% 7/01/03	1,086,820	1,098,625
A	1,000,000	Countrywide Home Loans, Inc. 6.85% 6/15/04	996,482	990,217
A	1,000,000	Ford Motor Credit Co. Notes 6.7% 7/16/04	998,708	980,357
	250,000	Local Financial Corp. 11.0% 9/08/04	250,000	250,000
BBB	1,000,000	ConAgra, Inc. Sub. Notes 7.4% 9/15/04	1,000,000	1,005,125
B+	750,000	Century Communications Sr. Notes 9.5% 3/01/05	790,953	720,000
A	600,000	General Motors Acceptance Corp. Debs. 6.625% 10/15/05	598,067	589,500
BBB-	1,000,000	Hilton Hotels Corp. Sr. Notes 7.95% 4/15/07	969,839	973,219
BBB-	500,000	Liberty Media Corp. Sr. Notes 7.875% 7/15/09	501,598	492,860
BBB	500,000	Harcourt General 6.5% 5/15/11	486,757	432,500
AA-	1,000,000	Merrill Lynch 7.15% 7/30/12	1,000,000	958,300
AAA	1,000	Berkshire Hathaway, Inc. Debs. 9.75% 1/15/18	1,037	1,042

		Total Corporate Bonds	9,478,261	9,279,702

		MORTGAGE-BACKED SECURITIES — 25.0%
AAA	1,088	Fannie Mae 11% 1/01/01 (Avg. Life 0.1 years)	1,090	1,093
AAA	220,161	Fannie Mae REMIC Planned Amortization Class 7.5% 4/25/19 (Avg. Life 0.9 years)	218,462	220,036
AAA	19,517	Freddie Mac 9.5% 9/01/03 (Avg. Life 1.3 years)	19,517	20,171
AAA	489,836	Fannie Mae REMIC Planned Amortization Class 6.5% 10/25/18 (Avg. Life 1.9 years)	477,379	484,157
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 7.0% 8/15/20 (Avg. Life 2.1 years)	1,003,373	997,492
AAA	500,000	Freddie Mac REMIC Planned Amortization Class 6.65% 9/15/21 (Avg. Life 2.9 years)	491,201	493,290
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 6.75% 12/15/21 (Avg. Life 4.5 years)	992,496	980,799
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 7.0% 9/15/09 (Avg. Life 4.6 years)	1,003,208	988,835
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 7.0% 4/15/21 (Avg. Life 4.7 years)	977,565	986,745
AAA	500,000	Freddie Mac REMIC Planned Amortization Class 7.0% 7/15/21 (Avg. Life 5.1 years)	495,734	492,108

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Schedule of Investments in Securities, Continued

	Face
Rating	amount		Cost	Value

		MORTGAGE-BACKED SECURITIES — (Continued)
AAA	$1,000,000	Freddie Mac REMIC Planned Amortization Class 7.0% 8/15/21 (Avg. Life 5.5 years)	$1,018,693	$982,075
AAA	805,946	Fannie Mae 6.5% 6/01/18 (Avg. Life 6.3 years)	805,022	784,782

		Total Mortgage-Backed Securities	7,503,740	7,431,583

		TAXABLE MUNICIPAL BONDS — 3.1%
AAA	325,000	Baltimore Maryland 7.25% 10/15/05	328,344	330,717
AAA	500,000	Stratford Connecticut 6.55% 2/15/13	500,000	469,740
AAA	45,000	Oklahoma Hsg. Fin. Auth. 8.7% 9/01/13	45,000	46,604
AAA	80,000	Oklahoma Hsg. Fin. Auth. 7.3% 12/01/14	80,000	79,018

		Total Taxable Municipal Bonds	953,344	926,079

		U.S. GOVERNMENT AND AGENCY SECURITIES — 32.7%
AAA	1,000,000	Federal Home Loan Bank 5.125% 9/15/03	1,000,000	963,726
AAA	1,000,000	Freddie Mac 7.09% 6/01/05	1,000,000	992,266
AAA	1,000,000	Fannie Mae 7.27% 8/24/05	1,000,000	997,985
AAA	2,000,000	Federal Home Loan Bank 6.04% 9/08/05	2,000,000	1,933,154
AAA	500,000	Federal Home Loan Bank 6.44% 11/28/05	500,423	497,263
AAA	500,000	Freddie Mac 6.407% 2/22/06	497,884	486,761
AAA	1,000,000	Fannie Mae 7.15% 10/11/06	994,949	996,816
AAA	1,000,000	Fannie Mae 6.56% 11/26/07	1,000,000	968,927
AAA	1,000,000	Fannie Mae 6.50% 3/19/08	993,510	964,919
AAA	1,000,000	Freddie Mac 6.41% 7/15/13	1,010,377	914,469

		Total U.S. Government and Agency Securities	9,997,143	9,716,286

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Schedule of Investments in Securities, Continued

Rating	Shares

			Cost	Value

		COMMON STOCKS — 0.8%
	46,500	Hanover Capital Mortgage Holdings, Inc.	$422,645	$232,500

		CONVERTIBLE PREFERRED STOCKS — 3.8%
	46,600	Redwood Trust, Inc. 9.74% Pfd. Class B	1,225,075	1,134,419

		NON-CONVERTIBLE PREFERRED STOCKS — 0.7%
B3	5,000	Crown American Realty Trust 11% Pfd. Series A	222,500	192,500

Face
amount

	SHORT-TERM SECURITIES — 1.4%
$408,483	Wells Fargo Government Money Market Fund	408,483	408,483

	Total Investments in Securities	$30,211,191	29,321,552

	Other Assets Less Liabilities — 1.3%		391,767

	Total Net Assets — 100%		$29,713,319

	Net Asset Value Per Share		$10.81

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Statement of Assets and Liabilities
September 30, 2000
(Unaudited)

Assets:
Investment in securities at value (cost $30,211,191)	$29,321,552
Accrued interest and dividends receivable	411,392

Total assets	29,732,944

Liabilities:
Due to adviser	12,264
Other expenses	7,361

Total liabilities	19,625

Net assets applicable to outstanding capital stock	$29,713,319

Net assets represented by:
Paid-in capital (note 4)	30,879,039
Accumulated undistributed net investment income	492,958
Accumulated net realized loss	(769,039)
Net unrealized depreciation of investments	(889,639)

Total representing net assets applicable to shares outstanding	$29,713,319

Net asset value per share of outstanding capital stock (2,749,424 shares outstanding)	$10.81

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Statement of Operations
Six months ended September 30, 2000
(Unaudited)

Investment income:
Dividends		$89,487
Interest		1,013,154

Total investment income		1,102,641

Expenses:
Investment advisory fee	$75,124
Administrative fee	29,427
Directors fees	132
Registration fee	11,773
Sub-transfer agent and fund accounting fees	15,944
Other expenses	9,713

Total expenses		142,113
Less administrative fee waived by investment adviser		(29,427)

Net expenses		112,686

Net investment income		989,955

Realized and unrealized gain on investments:
Net realized loss on securities		(45,785)
Net unrealized appreciation of investments		443,848

Net realized and unrealized gain on investments		398,063

Net increase in net assets resulting from operations		$1,388,018

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Statements of Changes in Net Assets

	Six months ended
	Sept. 30, 2000	Year ended
	(Unaudited)	March 31, 2000

Decrease in net assets:

From operations:
Net investment income	$989,955	$2,401,683
Net realized loss	(45,785)	(371,371)
Net unrealized appreciation (depreciation)	443,848	(1,672,716)

Net increase in net assets resulting from operations	1,388,018	357,596

Distributions to shareholders from:
Net investment income	(1,038,810)	(2,375,622)

Total distributions	(1,038,810)	(2,375,622)

Capital share transactions:
Proceeds from sales	690,966	14,862,565
Payments for redemptions	(3,585,592)	(20,121,176)
Reinvestment of distributions	976,909	2,244,174

Total decrease from capital share transactions	(1,917,717)	(3,014,437)

Total decrease in net assets	(1,568,509)	(5,032,463)

Net assets:
Beginning of period	31,281,828	36,314,291

End of period (including undistributed investment income of $492,958 and $541,813, respectively)	$29,713,319	$31,281,828

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Financial Highlights

The following financial information provides selected data for a share of the Fixed Income Fund outstanding throughout the periods indicated.

	Six months ended		Year ended March 31,
	Sept. 30, 2000
	(Unaudited)		2000	1999	1998	1997	1996

Net asset value, beginning of period	$10.68		$11.22	$11.26	$10.77	$10.90	$10.61

Income (loss) from investment operations:
Net investment income	0.36		0.69	0.66	0.65	0.66	0.65
Net gains or losses on securities (realized and unrealized)	0.14		(0.57)	(0.04)	0.47	(0.11)	0.31

Total from investment operations	0.50		0.12	0.62	1.12	0.55	0.96

Less distributions:
Dividends from net investment income	(0.37)		(0.66)	(0.66)	(0.63)	(0.68)	(0.67)

Net asset value, end of period	$10.81		$10.68	$11.22	$11.26	$10.77	$10.90

Total return	4.8%	†	1.2%	5.7%	10.7%	5.2%	9.2%

Ratios/supplemental data:
Net assets, end of period ($000)	$29,713		$31,282	$36,314	$30,334	$22,349	$16,901
Ratio of net expenses to average net assets††	0.75%	*	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	6.59%	*	6.15%	5.91%	6.18%	6.30%	6.18%
Portfolio turnover rate	1%	†	39%	26%	21%	24%	28%

*	Annualized.

†	Not Annualized.
††	Absent voluntary waivers, the expense ratio would have been 0.95% for the six months ended September 30, 2000, 0.88%, 0.86%, 0.91%, 0.93% and 0.95% for the years ended March 31, 2000, 1999, 1998, 1997 and 1996, respectively.

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
September 30, 2000 – Semi-Annual Report

October 9, 2000

Dear Shareholder:

        The yield on our Government Money Market Fund increased modestly during the third quarter with both our 7-day and 30-day yields reaching 5.9% as of September 30. Overall, short-term interest rates were mostly unchanged during the quarter, as the primary rate-setter, the Federal Reserve, made no changes to monetary policy.

        On the surface the economy appears quite healthy. However, evidence of a slowdown is beginning to mount. Higher energy costs, which could threaten consumer spending, and weakness in the stock market (historically a pretty good indicator of future economic expectations) would seem to indicate the Fed’s efforts to slow the economy by raising rates might be at or near its end.

        As usual this letter is short, as there is very little to report in a quarterly letter from a money market fund invested in short-term government securities. It is impossible to predict what our fund will yield over the next year, but since the maturities of its securities are short, we will constantly be reinvesting at new rates, and the yield will continue to be impacted by interest rates on short-term Treasuries.

        If any of this raises questions, please feel free to call.

Best regards, Thomas D. Carney Portfolio Manager

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Schedule of Investments in Securities
September 30, 2000
(Unaudited)

	Face
Rating	amount		Value

		U.S. GOVERNMENT AND AGENCY SECURITIES — 100.3%*
AAA	$3,000,000	U.S. Treasury Bill 6.192% 10/12/00	$2,994,484
AAA	2,000,000	U.S. Treasury Bill 5.943% 10/19/00	1,994,250
AAA	6,000,000	Federal Home Loan Bank Discount Note 6.548% 11/08/00	5,959,657
AAA	6,000,000	Federal Farm Credit Bank Discount Note 6.535% 11/22/00	5,944,967
AAA	3,000,000	U.S. Treasury Bill 6.287% 11/24/00	2,972,533
AAA	4,000,000	U.S. Treasury Bill 6.264% 11/30/00	3,959,441
AAA	10,000,000	Federal Home Loan Bank Discount Note 6.548% 12/13/00	9,871,439

		Total U.S. Government and Agency Securities	33,696,771

		SHORT-TERM SECURITIES — 0.2%
	70,305	Wells Fargo 100% Treasury Money Market Fund 5.665%	70,305

		Total Investments in Securities (Cost $33,767,076)**	33,767,076
		Other Liabilities in Excess of Other Assets — (0.5%)	(182,007)

		Total Net Assets — 100%	$33,585,069

*	Interest rates presented for treasury bills and discount notes are based upon yield to maturity rate(s) at date(s) of purchase.

**	Cost is the same for Federal income tax purposes.

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Statement of Assets and Liabilities
September 30, 2000
(Unaudited)

Assets:
Investment in securities at amortized cost, which approximates value	$33,767,076
Accrued interest	4,153

Total assets	33,771,229

Liabilities:
Due to adviser	7,331
Distributions payable	172,122
Other expenses	6,707

Total liabilities	186,160

Net assets applicable to outstanding capital stock	$33,585,069

Net assets represented by:
Paid-in capital (note 4)	33,585,069
Accumulated undistributed net investment income	3,347
Accumulated net realized loss	(3,347)

Total representing net assets applicable to shares outstanding	$33,585,069

Net asset value per share of outstanding capital stock (33,585,069 shares outstanding)	$1.00

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Statement of Operations
Six months ended September 30, 2000
(Unaudited)

Investment income:
Interest		$947,863

Total investment income		947,863

Expenses:
Investment advisory fee	$77,093
Administrative fee	30,115
Directors fee	156
Registration fees	8,045
Sub-transfer agent and fund accounting fees	17,309
Other expenses	7,199

Total expenses		139,917
Less advisory and administrative fees waived by investment adviser		(62,824)

Net expenses		77,093

Net investment income		870,770

Realized gain on investments		4,419

Net increase in net assets resulting from operations		$875,189

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Statements of Changes in Net Assets

	Six months ended
	Sept. 30, 2000	Year ended
	(Unaudited)	March 31, 2000

Increase (decrease) in net assets:

From operations:
Net investment income	$870,770	$1,435,566
Net realized gain	4,419	—

Net increase in net assets resulting from operations	875,189	1,435,566

Distributions to shareholders from:
Net investment income	(875,189)	(1,435,566)

Total distributions	(875,189)	(1,435,566)

Capital share transactions, at $1.00 per share:
Proceeds from sales	39,777,977	469,700,906
Payments for redemptions	(45,450,876)	(465,683,084)
Reinvestment of distributions	831,838	1,251,305

Total increase (decrease) from capital share transactions	(4,841,061)	5,269,127

Total increase (decrease) in net assets	(4,841,061)	5,269,127

Net assets:
Beginning of period	38,426,130	33,157,003

End of period	$33,585,069	$38,426,130

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Financial Highlights

The following financial information provides selected data for a share of the Government Money Fund outstanding throughout the periods indicated.

	Six months ended		Year ended March 31,
	Sept. 30, 2000
	(Unaudited)		2000	1999	1998	1997	1996

Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.06		0.05	0.05	0.05	0.05	0.05

Less distributions:
Dividends from net investment income	(0.06)		(0.05)	(0.05)	(0.05)	(0.05)	(0.05)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total return	5.7%	*	4.6%	4.7%	5.1%	4.8%	5.2%

Ratios/supplemental data:
Net assets, end of period ($000)	$33,585		$38,426	$33,157	$8,330	$5,820	$4,142
Ratio of net expenses to average net assets†	0.50%	*	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	5.67%	*	4.61%	4.47%	4.95%	4.71%	4.95%

*	Annualized

†	Absent voluntary waivers, the expense ratio would have been 0.91% for the six months ended September 30, 2000, and 0.89%, 1.03%, 1.12%, 1.15% and 1.14% for the years ended March 31, 2000, 1999, 1998, 1997 and 1996, respectively.

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
GOVERNMENT MONEY MARKET FUND
Notes to Financial Statements
September 30, 2000
(Unaudited)

(1) Organization

Weitz Series Fund, Inc. (the “Company”), is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 2000, the Company had four series in operation: the Fixed Income Fund, the Government Money Market Fund, the Value Fund, and the Hickory Fund. The accompanying financial statements present the financial position and results of operations of the Fixed Income and the Government Money Market Funds (each, a “Fund”).

The Fixed Income Fund’s investment objective is high current income consistent with preservation of capital.

The Government Money Market Fund’s investment objective is current income consistent with the preservation of capital and maintenance of liquidity. The Government Money Market Fund invests principally in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements thereon with maturities not exceeding one year.

(2) Significant Accounting Policies

The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(a) Valuation of Investments

Fixed Income Fund
Investment securities are carried at market determined using the following valuation methods:

•	Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and asked prices.

•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•	The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•	The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Company’s Board of Directors.

Government Money Market Fund

Investment securities are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors. This method of valuation is used consistently throughout the industry by money market funds wishing to maintain a constant net asset value per share.

(b) Federal Income Taxes

Since the Funds’ policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fixed Income Fund.

(c) Security Transactions

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

With respect to the Fixed Income Fund, income dividends and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned.

With respect to the Government Money Market Fund, in computing net investment income, the Fund amortizes premiums and discounts and accrues interest income daily.

(d) Dividend Policy

The Fixed Income Fund will declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

Generally, the Fixed Income Fund pays income dividends on a quarterly basis. All dividends and distributions will be reinvested automatically unless the shareholder elects otherwise.

The Government Money Market Fund will declare dividends daily and pay dividends monthly.

(e) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results may differ from those estimates.

(3) Related Party Transactions

Each Fund has retained Wallace R. Weitz & Company (the “Adviser”) as its investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Funds’ shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

Under the terms of a management and investment advisory agreement, the Adviser receives a management fee equal to 1/2% per annum of the respective Fund’s average daily net asset value. The Adviser has agreed to reimburse each Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1% of the respective Fund’s average annual daily net asset value.

For the six months ended September 30, 2000, the Adviser waived investment advisory fees of 1/4% per annum of the Government Money Market Fund’s average daily net asset value.

Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Fund for which the Adviser is being paid a monthly fee. During the six months ended September 30, 2000, the fee was calculated as follows:

	Average annual rate
	on Fund’s daily net assets	Waived

Fixed Income Fund	.20%	.20%

Government Money Market Fund	.20%	.16%

The total investment advisory and administrative fees waived by the Adviser are set forth in each Fund’s Statement of Operations.

Weitz Securities, Inc. as distributor, received no compensation for distribution of shares of the Funds.

(4) Capital Stock

The Company is authorized to issue a total of five billion shares of common stock in series with a par value of $.001 per share. Ten million of these shares have been authorized by the Board of Directors to be issued in the series designated Fixed Income Fund and 100 million of these shares have been authorized to be issued in the series designated Government Money Market Fund. The Board of Directors may authorize additional shares in other series of the Company’s shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the portfolio to which the stock of that series relates and will have no interest in the assets of any other series.

Transactions in the capital stock of the Fixed Income Fund are summarized as follows:

	Six months ended
	Sept. 30, 2000	Year ended
	(Unaudited)	March 31, 2000

Transactions in shares:

Shares issued	65,082	1,323,301

Shares redeemed	(337,683)	(1,837,651)

Reinvested dividends	92,921	207,450

Net increase (decrease)	(179,680)	(306,900)

(5) Securities Transactions

Fixed Income Fund
Purchases and proceeds from maturities or sales of investment securities of the Fixed Income Fund, other than short-term securities, aggregated $275,421 and $1,733,671, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At September 30, 2000, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $50,279 and $939,918, respectively.

At September 30, 2000, the Fixed Income Fund had tax basis capital losses of $412,112 which may be carried over to offset future realized capital gains. To the extent that such carryforwards are used, no capital gains distributions will be made. The carryforwards expire as follows: March 31, 2004 — $337,251, March 31, 2005 — $14,632 and March 31, 2008 — $60,229. In addition, the Fixed Income Fund had deferred capital losses occurring subsequent to October 31, 1999 of $311,142. For tax purposes such losses will be reflected in the year ended March 31, 2001.

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